UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K/A

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 13, 1997


                             BAB Holdings, Inc.
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               (Name of small business issuer in its charter)


          Illinois              0-27068               36-3857339
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(State or other jurisdiction   (Commission          (IRS Employer
    of incorporation)         File Number)        Identification No.)


8501 West Higgins Road, Suite 320, Chicago, Illinois      60631
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(Address of principal executive offices)               (Zip Code)


Issuer's telephone number  (773) 380-6100
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           (Former name, former address and former fiscal year,
                       if changed since last report.)



                            TABLE OF CONTENTS

                                                             Page
                                                             ----

Item 1.  Changes in Control of Registrant

Item 2.  Acquisition or Disposition of Assets

Item 3.  Bankruptcy or Receivership

Item 4.  Changes in Registrant's Certifying Accountant

Item 5.  Other Events

Item 6.  Resignation of Registrant's Directors

Item 7.  Financial Statements and Exhibits

Item 8.  Change in Fiscal Year

SIGNATURE

INDEX TO EXHIBITS



Item 1.  Changes in Control of Registrant

Not applicable.

Item 2.  Acquisition or Disposition of Assets


     On May 13, 1997 BAB Holdings, Inc. (the "Company") completed the acquisition by merger of My Favorite Muffin Too, Inc. ("MFM"), a New Jersey corporation. MFM franchises and operates muffin and bagel specialty retail stores concentrated primarily in the Eastern United States and Florida. At May 13, 1997, MFM had 60 franchise and 5 company-operated units in operation. MFM was merged into BAB Acquisition Corporation, a wholly-owned subsidiary of the Company, with MFM being the surviving entity.

     The Company acquired substantially all the assets of MFM including all of MFM's right, title and interest in all leased real property, trademarks, recipes, equipment, machinery, furniture and fixtures, leasehold improvements, franchise and other operating contracts, current assets and other assets of the MFM. Additionally, the Company has assumed liabilities of MFM including accounts payable, accrued liabilities, lease obligations and obligations under franchise and operating contracts. The Company intends to continue using the assets of MFM in the franchising and operation of muffin and bagel specialty retail stores.

     The acquisition through merger was completed by exchanging 150 shares of MFM stock held equally by Owen Stern, Ruth Stern and Illona Stern (the "Sellers"), for 432,608 shares of the Company's common stock, restricted as to transfer until January 1, 1999, and $260,000 in cash to the Sellers. In addition to the other liabilities assumed, the Company has additionally assumed approximately $350,000 of existing bank debt. Additionally, the Company has retained the Sellers as employees of the Company pursuant to employment contracts, through May 8, 2001 for Owen Stern, and through May 8, 2000 for Ruth Stern and Illona Stern.


Item 3.  Bankruptcy or Receivership

Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

Not applicable.

Item 5.  Other Events

None.

Item 6.  Resignation of Registrant's Directors

Not applicable.


Item 7.  Financial Statements and Exhibits

                       BAB HOLDINGS, INC.
               PRO FORMA STATEMENT OF OPERATIONS

                  Year ended November 30, 1996
                          (Unaudited)

     The following unaudited pro forma statement of operations reflects the acquisition by the Company of Bagels Unlimited, Inc. ("BUI"), Strathmore Bagels Franchise Corporation ("Strathmore") and MFM as if they had occurred on December 1, 1995. Such pro forma information is based upon the historical results of operations of the Company for the year ended November 30, 1996, the historical results of operations of BUI for the five months ended April 30, 1996, the historical results of operations of Strathmore for the six months ended May 21, 1996 and the historical results of operations of MFM for the year ended December 31, 1996 giving effect to the acquisitions and the pro forma adjustments set forth in the accompanying notes to pro forma financial statements. Unaudited pro forma adjustments are based upon historical information, estimates and certain assumptions that the Company deems appropriate. The unaudited pro forma financial statements are not necessarily indicative of either future results of operations or results that might have been obtained if the foregoing transactions had been consummated as of the indicated date. This pro forma statement of operations should be read in conjunction with the historical financial statements and notes thereto of the Company, BUI, Strathmore and MFM.


                                                            Pro        Pro
                                                           Forma      Forma
                                    Strath-               Adjust-      as
                Company     BUI       more       MFM       ments     Adjusted
              ---------- --------- --------- ----------  ---------   --------

REVENUES:
Net sales
 by Company-
 owned stores $3,484,319 $1,152,522           $1,310,663             $5,947,504
Royalty fees
 from
 franchised
 stores        1,402,839                         896,002 $(59,524)(1) 2,239,317
Franchise
 and area
 development
 fees          1,023,331                         235,250              1,258,581
Licensing
 fees and
 other
 revenues        413,109             $278,268    269,450                960,827
              ---------- ---------- ---------- ----------  --------   ---------
Total
 revenues      6,323,598  1,152,522   278,268  2,711,365   (59,524)  10,406,229

OPERATING
 COSTS AND
 EXPENSES:
Food,
 beverage
 and paper
 costs         1,221,826   417,213               426,333              2,065,372
Store payroll
 and other
 operating
 expenses      1,753,397   608,981               823,301              3,185,679
Costs of
 uncompleted
 business
 acquisition     650,922                                                650,922
Depreciation
 and
 amortization    379,266    28,920     16,835     84,600    151,266(2)  660,887
Selling,
 general and
 adminis-
  trative
 expenses      2,938,806   198,060    319,209  1,269,420    (59,524)(1)4,665,971
              ---------- ---------  --------- ----------  ---------    ---------

Total
 operating
 costs and
 expenses      6,944,217 1,253,174    336,044  2,603,654     91,742   11,228,831
              ---------- ---------  --------- ----------  ---------   ----------
Income (loss)
 from
 operations     (620,619) (100,652)   (57,776)   107,711   (151,266)   (822,602)
Interest and
 other income
(expense), net   299,775   (20,318)              (25,927)                253,530
              ---------- ---------  --------- -----------  --------   ----------
Income(loss)
 before taxes   (320,844) (120,970)   (57,776)    81,784   (151,266)   (569,072)

Provision for
 income taxes         --        --     12,462     47,993         --      60,455
              ---------- ---------  --------- -----------  --------   ----------

Net income
(loss)
 attributable
 to common
 shareholders $(320,844) $(120,970) $ (70,238) $  33,791  $(151,266)  $(629,527)
              ========== ========== ========== ========== =========   ==========
Net income
 (loss)
 attributable
 to common
 share, fully
 diluted        $(0.04)                                                  $(0.08)
              ==========                                               =========

Average number
 of shares
 used fully
 diluted(3)    7,420,538                                               7,873,979
              ==========                                               =========


 (1) Elimination of franchise royalty revenue of the Company and related expense recognized by BUI.

 (2) Amortization of BUI goodwill over 40 years ($7,576), amortization of BUI non-competition agreement over six years ($6,945), amortization of Strathmore goodwill over 40 years ($27,616), Strathmore contract rights over 102 months ($28,818) and amortization of MFM franchise contract rights over 20 years ($83,167), reduced by elimination of BUI initial franchise fee amortization ($2,856).

 (3) Adjusted for 432,608 shares of common stock issued in MFM transaction.


                           BAB HOLDINGS, INC.
                  PRO FORMA STATEMENT OF OPERATIONS

                    Six months ended May 31, 1997
                              (Unaudited)

     The following unaudited pro forma statement of operations reflects the acquisition by the Company of MFM as if it had occurred on December 1, 1996. Such pro forma information is based upon the historical results of operations of the Company for the six months ended
May 31, 1997 and the historical results of operations of MFM for the period from December 1, 1996 through May 13, 1997 (date of MFM acquisition) giving effect to the acquisition and the pro forma adjustments set forth in the accompanying notes to pro forma financial statements. Unaudited pro forma adjustments are based upon historical information, estimates and certain assumptions that the Company deems appropriate. The unaudited pro forma financial statements are not necessarily indicative of either future results of operations or results that might have been obtained if the foregoing transaction had been consummated as of the indicated date. This pro forma statement of operations should be read in conjunction with the historical financial statements and notes thereto of the Company and MFM.

                                            Pro        Pro
                                           Forma      Forma
                                           Adjust-      as
                   Company       MFM       ments     Adjusted
                 ----------  ----------  ---------   --------

REVENUES:
Net sales
 by Company-
 owned stores    $4,087,363  $ 658,683              $4,746,046
Royalty fees
 from
 franchised
 stores             958,744    408,441               1,367,185
Franchise
 and area
 development
 fees               647,900     56,250                 704,150
Licensing
 fees and
 other
 revenues           570,827    130,957                 701,784
                  ---------- ----------   --------   ---------
Total
 revenues         6,264,834   1,254,331              7,519,165

OPERATING
 COSTS AND
 EXPENSES:
Food,
 beverage
 and paper
 costs            1,350,415     276,455              1,626,870
Store payroll
 and other
 operating
 expenses         2,262,798     359,769              2,622,567
Depreciation
 and
 amortization       562,946      50,356     37,335(1)  650,637
Selling,
 general and
 adminis-
  trative
 expenses         1,949,368     599,522              2,548,890
                 ----------  ----------  ---------   ---------

Total
 operating
 costs and
 expenses         6,125,527   1,286,102     37,335   7,448,964
                 ----------  ----------  ---------   ---------
Income (loss)
 from
 operations         139,307     (31,771)   (37,335)     70,201
Interest and
 other income
(expense), net       34,678     (22,839)                11,839
                 ----------  ----------  ----------  ---------
Net Income
 (loss)             173,985     (54,610)   (37,335)     82,040

Preferred stock
  dividend
  accumulated      (222,715)        --         --     (222,715)
                 ----------  -----------  ---------   --------
Net income
(loss)
 attributable
 to common
 shareholders    $  (48,730)  $ (54,610)  $(37,335)   $(140,675)
                 ==========   =========  ==========   =========
Net income
 (loss)
 attributable
 to common
 share, fully
 diluted            $(0.01)                             $(0.02)
                  ==========                          ==========

Average number
 of shares
 used fully
 diluted(2)       7,194,725                            7,389,398
                  =========                            =========


 (1)  Amortization of MFM franchise contract rights over 20 years.


 (2) Adjusted for 432,608 shares of common stock issued in MFM transaction.




Exhibits

     The following exhibits are filed herewith.

Exhibit
   No.              Description of Exhibit
-------   ---------------------------------------------------
  2.5*    Acquisition Agreement dated May 1, 1997 by and among
          BAB Holdings, Inc., BAB Acquisition Corp., My Favorite Muffin Too, Inc., Muffin Holdings of Pennsylvania, a limited partnership, Ruth Stern, Owen Stern and Illona Stern (without schedules)

  4.6* Registration Rights Agreement dated as of May 1, 1997, between BAB Holdings, Inc. and Owen Stern, Ruth Stern,
          Illona Stern and Pierce W. Hance

 99.1 Report of BDO Seidman, L.L.P., independent auditors, on the Combined Financial Statements of My Favorite Muffin
          Too, Inc. and My Favorite Muffin, Inc., as of December 31, 1996 and for the year then ended

 99.2     Historical Combined Financial Statements of My Favorite
          Muffin Too, Inc., and My Favorite Muffin, Inc., for the year ended December 31, 1996

 99.3 Historical Combined Condensed Financial Statements of My Favorite Muffin Too, Inc. and My Favorite Muffin, Inc., for the interim period January 1, 1997 through May 13, 1997 (unaudited)


* Incorporated by reference to exhibits bearing same exhibit numbers filed as part of report on Form 8-K concerning this transaction on May 28, 1997.



Item 8.  Change in Fiscal Year

Not applicable.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BAB HOLDINGS, INC.


Dated:  July 23, 1997           By:/s/   THEODORE P. NONCEK
                                       --------------------------
                                 Theodore P. Noncek, Chief Financial
                                     Officer,Secretary and Treasurer
                                (Principal accounting and financial officer)




  Index
  Number        Description                                    Page #
---------  -------------------------------------------------   ------

 2.5* Acquisition Agreement dated May 1, 1997 by and among BAB Holdings, Inc., BAB Acquisition Corp.,
           My Favorite Muffin Too, Inc., Muffin Holdings of
           Pennsylvania, a limited partnership, Ruth Stern, Owen Stern and Illona Stern (without schedules)

 4.6*      Registration Rights Agreement dated as of May 1,
           1997, between BAB Holdings, Inc. and Owen Stern,
           Ruth Stern, Illona Stern and Pierce W. Hance

99.1 Report of BDO Seidman, L.L.P., independent auditors, on the Combined Financial Statements of My Favorite Muffin Too, Inc. and My Favorite
           Muffin, Inc., as of December 31, 1996 and for the year then ended

99.2       Historical Combined Financial Statements of My
           Favorite Muffin Too, Inc., and My Favorite Muffin,
           Inc., for the year ended December 31, 1996

99.3       Historical Combined Condensed Financial Statements of
           My Favorite Muffin Too, Inc. and My Favorite Muffin,
           Inc., for the interim period January 1, 1997 through May 13, 1997 (unaudited)

* Incorporated by reference to exhibits bearing same exhibit numbers filed as part of report on Form 8-K concerning this transaction on May 28, 1997.